UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

OUTLOOK THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

111 S. Wood Avenue, Unit #100, Iselin, New Jersey 08830
(609) 619-3990
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Dear Stockholder:
You are cordially invited to attend a special meeting of the stockholders, the Special Meeting, of Outlook Therapeutics, Inc., a Delaware corporation. The meeting will be held on Monday, August 12, 2024 at 9:00 a.m. Central Time at the offices of Cooley LLP, 110 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606.
You are being asked to vote on the following matters:
(1)
To approve the Outlook Therapeutics, Inc. 2024 Equity Incentive Plan; and

(2)
To conduct any other business properly brought before the Special Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Special Meeting is June 17, 2024. Only stockholders of record as of the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
/s/ Lawrence A. Kenyon

Lawrence A. Kenyon
Corporate Secretary
Iselin, New Jersey
June 26, 2024

You are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Special Meeting. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

i

OUTLOOK THERAPEUTICS, INC.
111 S. Wood Avenue, Unit #100, Iselin, New Jersey 08830
(609) 619-3990
PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 12, 2024
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
Why am I receiving these materials?
We have sent you this proxy statement and the Proxy Card, or collectively, the Proxy Materials, because the Board of Directors, or the Board, of Outlook Therapeutics, Inc., sometimes referred to as the Company or Outlook Therapeutics, is soliciting your proxy to vote at the special meeting of stockholders, or the Special Meeting, including any adjournment or postponement thereof. This proxy statement summarizes the information you will need to know to cast an informed vote at the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to begin mailing these Proxy Materials on or about July 1, 2024 to all stockholders of record entitled to vote at the Special Meeting.
How do I attend the Special Meeting?
The Special Meeting will be held on Monday, August 12, 2024, at 9:00 a.m. Central Time, at the offices of Cooley LLP, 110 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606. Information on how to vote in person at the Special Meeting is discussed below.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on June 17, 2024, or the Record Date, will be entitled to vote at the Special Meeting. On the Record Date, there were 23,405,637 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares of common stock were registered directly in your name with Outlook Therapeutics’ transfer agent, Equiniti Trust Company, LLC, or Equiniti, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares of common stock were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these Proxy Materials are being forwarded to you by that organization.
The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting.
However, because you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There is one matter scheduled for a vote: the approval of the Outlook Therapeutics, Inc. 2024 Equity Incentive Plan, which we refer to as the 2024 Plan (Proposal No. 1).

How does the Board recommend that I vote?
The Board recommends that you vote “For” the approval of the 2024 Plan (Proposal No. 1).
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For Proposal No. 1, you may vote “For” or “Against” or abstain from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Special Meeting or any adjournments or postponements thereof.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote in person during the Special Meeting or you may vote by proxy using the enclosed Proxy Card, over the telephone or through the internet.
Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.
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To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

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To vote using the Proxy Card, simply complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Special Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed Proxy Card. Your telephone vote must be received by 11:59 p.m., Eastern Time on August 11, 2024 to be counted.

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To vote through the internet, go to http://www.voteproxy.com to complete an electronic Proxy Card. You will be asked to provide the company number and control number from the enclosed Proxy Card. Your internet vote must be received by 11:59 p.m., Eastern Time on August 11, 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these Proxy Materials from that organization rather than from Outlook Therapeutics. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these Proxy Materials or contact your broker or bank to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your Proxy Card, by telephone, through the internet or in person at the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank (Broker non-votes)
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders. Proposal No. 1 is considered to be a “non-routine” matter and, accordingly, your broker or nominee may not vote your shares on Proposal No. 1 without your instructions.
What if I return a Proxy Card or otherwise vote but do not make specific choices?
If you return a signed and dated Proxy Card or otherwise vote without marking voting selections on matters on which you are entitled to cast votes, your shares will be voted “For” Proposal No. 1. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your Proxy Card) will vote your shares using his best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding Proxy Materials to beneficial owners.
What does it mean if I receive more than one set of Proxy Materials?
If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Proxy Cards in the Proxy Materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed Proxy Card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to Outlook Therapeutics’ Corporate Secretary at 111 S. Wood Avenue, Unit #100, Iselin, New Jersey 08830.

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You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most current Proxy Card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s annual meeting proxy materials, your proposal must be submitted in writing by October 15, 2024 to Outlook Therapeutics’ Corporate Secretary at 111 S. Wood Avenue, Unit #100, Iselin, New Jersey 08830. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must provide specified information in writing to our Corporate Secretary at the address above not later than the close of business on December 7, 2024 nor earlier than the close of business November 7, 2024. You are also advised to review our Bylaws, which contain a description of the information required to be submitted, as well as additional requirements about advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count votes “For” and “Against,” abstentions and broker non-votes.
How many votes are needed to approve the proposal?
The following table summarizes the minimum vote needed to approve the proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Approval of the 2024 Plan	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes)	No effect	No effect
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote at the Special Meeting are present at the meeting in person or represented by proxy. On the Record Date, there were 23,405,637 shares of common stock outstanding and entitled to vote. Thus, shares representing 11,702,819 votes must be present in person or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will also count towards the quorum requirement. Broker non-votes will not be counted for purposes of calculating whether a quorum is present at the Special Meeting as Proposal No. 1 is considered a non-routine matter on which brokers are not entitled to vote without instructions. If there is no quorum, the chairman of the Special Meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the internet?
This proxy statement and the Proxy Card will be available at https://www.astproxyportal.com/ast/27823/.

PROPOSAL NO. 1
APPROVAL OF OUTLOOK THERAPEUTICS, INC. 2024 EQUITY INCENTIVE PLAN
The Board is asking our stockholders to approve an amendment and restatement of the Outlook Therapeutics, Inc. 2015 Equity Incentive Plan, which was previously amended as of September 21, 2018, September 12, 2019, and September 17, 2020, or the 2015 Plan. On June 13, 2024, our Board approved the amendment and restatement of the 2015 Plan, subject to approval by our stockholders at the Special Meeting. In connection with amending and restating the 2015 Plan, the name of the 2015 Plan was updated to the Outlook Therapeutics, Inc. 2024 Equity Incentive Plan, and we refer to the 2015 Plan, as amended and restated, as the 2024 Plan throughout this proxy statement.
The adoption of the 2024 Plan is necessary to allow us to continue to make our customary annual long-term incentive awards and other equity awards to attract, retain, and motivate our employees, directors, and consultants, and to continue to link the interests of participants to those of our stockholders. If this Proposal No. 1 is approved by our stockholders, the 2024 Plan will become effective as of the date of the Special Meeting. In the event our stockholders do not approve this Proposal No. 1, the 2024 Plan will not become effective, and the 2015 Plan will continue in its current form.
Why You Should Vote for the 2024 Plan
The 2024 Plan Combines Compensation and Governance Best Practices
The 2024 Plan allows us to provide a broad array of equity incentives, including stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards, to our employees, directors, and consultants. By providing this flexibility, we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.
The 2024 Plan includes provisions, summarized below, that are designed to protect our stockholders’ interests and to reflect corporate governance best practices. The plan features discussed below do not purport to be complete and are qualified by the full text of the 2024 Plan, which is attached as Appendix A to this proxy statement and incorporated by reference herein.
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Stockholder approval is required for additional shares.   The 2024 Plan does not contain the annual “evergreen” provision that was in the 2015 Plan. The 2024 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares under the 2024 Plan in excess thereof.

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No liberal share counting.   The 2024 Plan eliminates the provision in the 2015 Plan that allowed for shares withheld to cover taxes or the exercise price of awards to reenter the share reserve. Accordingly, the following shares will not become available again for issuance under the 2024 Plan: (i) shares that are reacquired or withheld (or not issued) by Outlook Therapeutics to satisfy the exercise, strike or purchase price of an award granted under the 2024 Plan; (ii) shares that are reacquired or withheld (or not issued) by Outlook Therapeutics to satisfy a tax withholding obligation in connection with an award granted under the 2024 Plan; (iii) shares repurchased by Outlook Therapeutics on the open market with the proceeds of the exercise, strike or purchase price of an award granted under the 2024 Plan; and (iv) in the event that a stock appreciation right granted under the 2024 Plan is settled in shares, the gross number of shares subject to such stock appreciation right.

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New minimum vesting requirement.   The 2024 Plan provides that no award granted on or after August 12, 2024 may vest until at least 12 months following the date of grant of such award (excluding (i) any award granted in connection with a merger or acquisition as permitted by applicable listing rules and (ii) any award granted to a non-employee director that vests on the earlier of the first anniversary of the date of grant or Outlook Therapeutics’ next annual meeting of stockholders), except that shares up to 5% of the share reserve of the 2024 Plan may be issued pursuant to awards granted on or after August 12, 2024 that do not meet such vesting requirements.

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Repricing is not allowed.   The 2024 Plan amends the 2015 Plan to prohibit the repricing of stock options and stock appreciation rights without prior stockholder approval.

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Limit on non-employee director compensation.   The aggregate value of all compensation paid or granted by us to any individual for service as a non-employee director with respect to any fiscal year of Outlook Therapeutics, including awards granted under the 2024 Plan and cash fees paid by Outlook Therapeutics to such non-employee director, will not exceed $1,000,000 in total value (increased from $400,000 in the 2015 Plan), or in the event such non-employee director is first appointed or elected to the Board during such fiscal year, $1,500,000 in total value. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

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Restrictions on dividends.   The 2024 Plan adds explicit restrictions on the payment of dividends and dividend equivalents with respect to any shares of our common stock subject to an award granted under the 2024 Plan, providing that (i) no dividends or dividend equivalents may be paid with respect to any such shares subject to an option or stock appreciation right award, (ii) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iv) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

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Specific disclosure of equity award vesting upon a corporate transaction or change in control.   Under the 2015 Plan, at the time of a corporate transaction or a change in control (each referred to in this Proposal No. 1 as a Transaction), the Board had broad discretion to determine how outstanding awards would be treated. The 2024 Plan specifically provides that if a Transaction occurs and the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2024 Plan or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the Transaction, the vesting of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based conditions or requirements, vesting will be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Transaction).

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No liberal change in control definition.   The change in control definition in the 2024 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2024 Plan to be triggered.

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No discounted stock options or stock appreciation rights.   All stock options and stock appreciation rights granted under the 2024 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

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Administrative changes.   The 2024 Plan also makes certain changes to the 2015 Plan for administrative ease and to reflect changes in applicable law, including, without limitation, updating language allowing for a delegation of authority to approve awards that will be made to non-executive officers, eliminating the requirement that shares withheld to cover taxes must not exceed the minimum statutory tax withholding rate, and adding language regarding the treatment of certain payments or benefits received in connection with a change in control.

Overhang
The following table provides certain information regarding our equity incentive program.

As of June 17, 2024 (Record Date)
Total number of shares of common stock subject to outstanding stock options	2,595,146
Weighted-average exercise price of outstanding stock options	$16.63
Weighted-average remaining term of outstanding stock options	8.4 years
Total number of shares of common stock subject to outstanding full value awards(1)	—
Total number of shares of common stock available for grant under the 2015 Plan	—
Total number of shares of common stock outstanding	23,405,637
Per-share closing price of common stock as reported on Nasdaq Stock Market LLC	$7.56

(1)
A “full value award” is any award other than a stock option or stock appreciation with respect to which the exercise or strike price is at least 100% of the fair market value of our common stock on the date of grant.

We Manage Our Equity Award Use Carefully
We continue to believe that equity awards such as stock options and restricted stock unit awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant equity awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” in a manner intended to maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees.
The Size of Our Share Reserve Request Is Reasonable
If this Proposal No. 1 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, we will have 4,800,000 new shares available for grant under the 2024 Plan after our Special Meeting, plus the Returning Shares (as defined in the 2024 Plan and described below), as such shares become available from time to time.
Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive program for fiscal years 2023, 2022 and 2021. On March 14, 2024, we effected a reverse stock split, which we refer to as the Reverse Split, whereby every twenty shares of our issued and outstanding common stock were automatically combined into one issued share of common stock, with corresponding adjustments to all issued and outstanding options. All equity-related information presented in the table below gives retroactive effect to Reverse Split.
	2023	2022	2021
Total number of shares of common stock subject to stock options granted	251,576	296,969	673,072
Total number of shares of common stock subject to full value awards granted	0	0	0
Weighted-average number of shares of common stock outstanding	12,508,832	10,603,974	7,633,807
Burn Rate(1)	2.01%	2.80%	8.82%

(1)
Burn Rate is calculated as (shares of common stock subject to stock options granted + shares of common stock subject to full value awards granted) / weighted-average shares of common stock outstanding.

Description of the 2024 Plan
A summary of the principal features of the 2024 Plan follows below. The summary does not purport to be complete and is qualified by the full text of the 2024 Plan, which is attached as Appendix A to this proxy statement and incorporated by reference herein.
Purpose
The 2024 Plan is designed to secure and retain the services of our employees, directors, and consultants, to provide incentives for our employees, directors, and consultants to exert maximum efforts for the success of Outlook Therapeutics and its affiliates, and to provide a means by which our employees, directors, and consultants may be given an opportunity to benefit from increases in the value of our common stock.
Types of Awards
The 2024 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2024 Plan will not exceed the sum of (i) 4,800,000 shares and (ii) the number of Returning Shares (as defined in the 2024 Plan and described below), as such shares become available from time to time.
The share reserve of the 2024 Plan will not be reduced by any of the following common shares and such shares will remain available for issuance under the 2024 Plan: (i) any shares subject to an award granted under the 2024 Plan that are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; and (ii) any shares subject to an award granted under the 2024 Plan that are not issued because such award or any portion thereof is settled in cash.
Any common stock issued pursuant to an award granted under the 2024 Plan that are forfeited back to or repurchased by Outlook Therapeutics because of a failure to vest, or the Returning Shares, will revert to the share reserve of the 2024 Plan and become available again for issuance under the 2024 Plan.
The following common shares will not revert to the share reserve of the 2024 Plan or become available again for issuance under the 2024 Plan: (i) any shares that are reacquired or withheld (or not issued) by Outlook Therapeutics to satisfy the exercise, strike or purchase price of an award granted under the 2024 Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (ii) any shares that are reacquired or withheld (or not issued) by Outlook Therapeutics to satisfy a tax withholding obligation in connection with an award granted under the 2024 Plan; (iii) any shares repurchased by Outlook Therapeutics on the open market with the proceeds of the exercise, strike or purchase price of an award granted under the 2024 Plan; and (iv) in the event that a stock appreciation right granted under the 2024 Plan is settled in common shares, the gross number of common shares subject to such award.
If the 2024 Plan described in this Proposal No. 1 is approved by stockholders, we will file a Registration Statement on Form S-8 with the SEC with respect to the shares of common stock to be registered pursuant to the 2024 Plan as soon as reasonably practicable following stockholder approval.
Eligibility
All of our (including our affiliates’) employees, non-employee directors, and consultants are eligible to participate in the 2024 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2024 Plan only to our (including our affiliates’) employees.
As of June 17, 2024, the Record Date, we (including our affiliates) had approximately 22 employees, 8 non-employee directors, and 3 consultants.

Administration
The 2024 Plan will be administered by our Board, which may in turn delegate authority to administer the 2024 Plan to a committee of our Board. Our Board has delegated concurrent authority to administer the 2024 Plan to our Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to our Compensation Committee. Our Board and our Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal No. 1.
Subject to the terms of the 2024 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2024 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2024 Plan.
Our Compensation Committee may also delegate to one or more persons or bodies the authority to designate recipients (other than officers) of awards, the number of shares of our common stock subject to such awards, and certain terms of such awards in a manner permitted by applicable law (including the General Corporation Law of the State of Delaware). Any person or body who is delegated such authority may not grant an award to themselves.
Repricing; Cancellation and Re-Grant of Awards
Under the 2024 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Minimum Vesting Requirements
Under the 2024 Plan, no award granted on or after August 12, 2024 may vest until at least 12 months following the date of grant of such award (excluding (i) any award granted in connection with a merger or acquisition as permitted by applicable listing rules and (ii) any award granted to a non-employee director that vests on the earlier of the first anniversary of the date of grant or Outlook Therapeutics’ next annual meeting of stockholders), except that shares up to 5% of the share reserve of the 2024 Plan may be issued pursuant to awards granted on or after August 12, 2024 that do not meet such vesting requirements.
Dividends and Dividend Equivalents
The 2024 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares subject to an option or stock appreciation right award, (ii) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iv) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Limit on Non-Employee Director Compensation
The aggregate value of all compensation paid or granted by us to any individual for service as a non-employee director with respect to any fiscal year of Outlook Therapeutics, including awards granted under the 2024 Plan and cash fees paid by Outlook Therapeutics to such non-employee director, will not exceed

$1,000,000 in total value, or in the event such non-employee director is first appointed or elected to the Board during such fiscal year, $1,500,000 in total value. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.
Stock Options
Stock options may be granted under the 2024 Plan pursuant to stock option agreements. The 2024 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.
The exercise price of a stock option granted under the 2024 Plan may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “— Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the 2024 Plan may not exceed 10 years from the date of grant and, in some cases (see “— Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal No. 1 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2024 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any shares of our common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2024 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
Stock options granted under the 2024 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement (subject to the limitations described in “Minimum Vesting Requirements” above). Shares covered by different stock options granted under the 2024 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the 2024 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2024 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Notwithstanding the foregoing, no option may be transferred to any financial institution without prior stockholder approval.
Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
•
the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and

•
the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2024 Plan is 14,400,000 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the 2024 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The term of stock appreciation rights granted under the 2024 Plan may not exceed 10 years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate (subject to the limitations described in “Minimum Vesting Requirements” above). The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2024 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the 2024 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior stockholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the 2024 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “— Minimum Vesting Requirements” above). Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Stock Awards
A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator (subject to the limitations described in “— Minimum Vesting Requirements” above). In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
Performance goals under the 2024 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (lvi) timely completion of clinical trials; (lvii) milestones related to samples received and/or tests or panels run; (lviii) expansion of sales in additional geographies or markets; (lix) research progress, including the development of programs; (lx) patient samples processed and billed; (lxi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lxii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (lxiii) other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects of any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments determined by the Plan Administrator.
In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Stock Awards
Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the 2024 Plan. Subject to the terms of the 2024 Plan (including the limitations described in “— Minimum Vesting Requirements” above), the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted, and all other terms and conditions of such other stock awards.
Clawback/Recoupment
Awards granted under the 2024 Plan will be subject to recoupment in accordance with the following, as applicable: (i) the Outlook Therapeutics, Inc. Incentive Compensation Recoupment Policy; (ii) any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law; and (iii) any other clawback policy that we adopt and maintain from time to time. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2024 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding awards.
Corporate Transaction and Change in Control
The following provisions will apply to outstanding awards under the 2024 Plan in the event of a corporate transaction (as defined in the 2024 Plan and described below) or a change in control (as defined in the 2024 Plan and described below) unless otherwise provided in the instrument evidencing the award, in any other written agreement between us or one of our affiliates and the participant, or in any director compensation policy we adopt. For purposes of this Proposal No. 1, the term “Transaction” will mean such corporate transaction or change in control.
In the event of a Transaction, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding awards under the 2024 Plan, or may substitute similar stock awards for such outstanding awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of Outlook Therapeutics pursuant to the Transaction), and any reacquisition or repurchase rights held by Outlook Therapeutics in respect of stock issued pursuant to any outstanding awards under the 2024 Plan may be assigned by Outlook Therapeutics to the surviving or acquiring corporation (or its parent company). The terms of any such assumption, continuation or substitution will be set by the Plan Administrator.

In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2024 Plan, or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the Transaction, or the Current Participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Transaction) to a date prior to the effective time of the Transaction (contingent upon the closing or completion of the Transaction) as the Plan Administrator will determine (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective time of the Transaction), and such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction in accordance with the exercise procedures determined by the Plan Administrator, and any reacquisition or repurchase rights held by Outlook Therapeutics with respect to such awards will lapse (contingent upon the closing or completion of the Transaction).
In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2024 Plan, or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants other than the Current Participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction in accordance with the exercise procedures determined by the Plan Administrator; provided, however, that any reacquisition or repurchase rights held by Outlook Therapeutics with respect to such awards will not terminate and may continue to be exercised notwithstanding the Transaction.
Notwithstanding the foregoing, in the event any outstanding award under the 2024 Plan held by a participant will terminate if not exercised prior to the effective time of a Transaction, the Plan Administrator may provide that the participant may not exercise such award but instead will receive a payment, in such form as may be determined by the Plan Administrator, equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such award immediately prior to the effective time of the Transaction, over (ii) any exercise price payable by the participant in connection with such exercise.
Unless otherwise provided in the instrument evidencing the award, in any other written agreement between us or one of our affiliates and the participant, or in any director compensation policy we adopt, awards granted under the 2024 Plan will not be subject to additional acceleration of vesting and exercisability upon or after a change in control.
For purposes of the 2024 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.
For purposes of the 2024 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (iv) individuals who, on the date the 2024 Plan was adopted by our Board, are members of our Board, or the Incumbent Directors, cease for any reason to constitute at least a majority of the members of our Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority of the Incumbent Directors then still in office, such new member will be considered as an Incumbent Director; provided, however, that no individual initially elected or nominated as a member of our Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than our Board will be deemed to be an Incumbent Director.
Plan Amendments and Termination
The Plan Administrator has the authority to amend or terminate the 2024 Plan at any time. However, except as otherwise provided in the 2024 Plan or an award agreement, no amendment or termination of the 2024 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.
We will obtain stockholder approval of any amendment to the 2024 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2024 Plan after June 13, 2034, which is the tenth anniversary of the date the 2024 Plan was adopted by our Board.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2024 Plan. The 2024 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of stock acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of stock acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) Limitations
Under Section 162(m) of the Code, or Section 162(m), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2024 Plan will be subject to the deduction limit under Section 162(m) and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.
New Plan Benefits under 2024 Plan
Name and Position	Number of Shares
C. Russell Trenary III President and Chief Executive Officer	(1)
Jeff Evanson Chief Commercial Officer	(1)
Terry Dagnon Former Chief Operations Officer	(1)(2)
All current executive officers as a group	(1)
All current directors who are not executive officers as a group	430,000 shares per year
All employees, including all current officers who are not executive officers, as a group	(1)

(1)
Awards granted under the 2024 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2024 Plan, and our Board and our Compensation Committee have not granted any awards under the 2024 Plan subject to stockholder approval of this Proposal No. 1. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2024 Plan are not determinable.

(2)
On December 6, 2023, Mr. Dagnon ceased to serve as our Chief Operations Officer and an executive officer. Mr. Dagnon was appointed as Senior Advisor and served in such role until April 11, 2024. As of such date, Mr. Dagnon would no longer be eligible to receive awards under the 2024 Plan.

Plan Benefits under 2015 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2015 Plan as of June 17, 2024.

Name and Position	Number of Shares
C. Russell Trenary III President and Chief Executive Officer	1,297,857
Jeff Evanson Chief Commercial Officer	114,607
Terry Dagnon Former Chief Operations Officer	69,607
All current executive officers as a group	1,685,442
All current directors who are not executive officers as a group	406,397
Each associate of any executive officers or current directors	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	719,568
Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of September 30, 2023. All equity-related information presented in the table below gives retroactive effect to Reverse Split.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)(#)
Equity compensation plans approved by security holders:
2011 Stock Incentive Plan	123	999.40(1)	—(2)
2015 Equity Incentive Plan	1,232,774	28.72(3)	870,754(4)
2016 Employee Stock Purchase Plan	—	—	36,407(5)
Equity compensation plans not approved by security holders	—	—	—
Total	1,232,897	—	907,161

(1)
Represents the base price per outstanding performance stock unit, or PSU, award at September 30, 2023.

(2)
Upon approval of the 2015 Plan, no additional options or awards were granted under the 2011 Stock Incentive Plan; all outstanding stock awards continue to be governed by their existing terms.

(3)
Number of securities to be issued upon exercise of outstanding options, warrants and rights outstanding at September 30, 2023 under the 2015 Plan comprises option awards only.

(4)
The number of shares of our common stock reserved for issuance under the 2015 Plan automatically increases on January 1st of each year continuing through January 1, 2026, in an amount equal to the lesser of (A) 3% of the total number of shares of our common stock outstanding on December 31st of the immediately preceding calendar year and (B) a number determined by our board of directors. Accordingly, on January 1, 2024, an additional 390,386 shares were automatically added to the 2015 Plan reserve.

(5)
The number of shares of our common stock reserved for issuance under the 2016 Employee Stock Purchase Plan, or ESPP, automatically increases on January 1st each year continuing through January 1, 2026, by the lesser of (i) one percent (1%) of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, (ii) 11,000 shares of our common stock and (iii) a number determined by our board of directors. Accordingly, on January 1, 2024, an additional 11,000 shares were automatically added to the ESPP reserve.

Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) will be required to approve the 2024 Plan. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common stock as of June 17, 2024, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Outlook Therapeutics, Inc., 111 S. Wood Avenue, Unit #100, Iselin, New Jersey 08830. Except for information based on Schedules 13G and 13D and information collected in connection with our filing of the Registration Statement on Form S-3 (Registration No. 333- 278209) on March 25, 2024, as indicated in the footnotes, beneficial ownership is stated as of June 17, 2024.
Beneficial ownership is determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 23,405,637 shares of common stock outstanding as of June 17, 2024. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Shares of common stock issuable upon vesting, exercise or conversion of outstanding equity awards or warrants that are exercisable, subject to vesting or convertible within 60 days after June 17, 2024 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding such securities, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
	Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	%
Five Percent Stockholders (other than directors and officers):
GMS Ventures and Investments(1)	9,266,645	34.5%
Syntone Ventures, LLC(2)	2,776,867	11.3%
Entities affiliated with Great Point Partners LLC(3)	2,231,324	9.9%
Tang Capital Partners, LP(4)	2,215,851	9.9%
Armistice Capital, LLC(5)	1,785,712	7.3%
Entities affiliated with Sphera(6)	1,458,192	5.9%
Velan Capital Master Fund LP(7)	1,250,000	5.2%
Named Executive Officers and Directors:
C. Russell Trenary III, Director, President and Chief Executive Officer(8)	181,761	*
Jeff Evanson, Chief Commercial Officer(9)	71,133	*
Ralph H. “Randy” Thurman, Executive Chairman(10)	64,585	*
Gerd Auffarth, M.D., Director(11)	28,217	*
Julian Gangolli, Director(12)	40,803	*
Yezan Haddadin, Director(13)	61,855	*
Kurt J. Hilzinger, Director(14)	76,412	*
Andong Huang, Director(15)	26,379	*

	Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	%
Lawrence A. Kenyon, Director, Chief Financial Officer, Treasurer and Corporate Secretary(16)	202,478	*
Faisal G. Sukhtian, Director(17)	62,534	*
Julia A. Haller Director(18)	12,463	*
All executive officers and directors as a group (11 persons)	828,620	3.4%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

(1)
Based on a Schedule 13D/A filed with the SEC on March 20, 2024 reporting beneficial ownership as of March 18, 2024. Includes 3,458,571 shares of common stock issuable upon exercise of outstanding warrants. GMS Ventures & Investments, a Cayman Islands exempted company, is a private investment vehicle and wholly owned subsidiary of GMS Holdings. Ghiath M. Sukhtian, or Sukhtian, a natural person, is the holder of a controlling interest in GMS Holdings. The principal office address of Sukhtian is Zahran Street, 7th Circle Zahran Plaza Building, 4th Floor P.O. Box 142904, Amman, Jordan 11844.

(2)
Based on a Schedule 13D/A filed with the SEC on April 17, 2024 reporting beneficial ownership as of April 15, 2024. Includes 1,071,429 shares of common stock issuable upon exercise of outstanding warrants. All shares are held directly by Syntone Ventures LLC, a Delaware limited liability company, or Syntone. Syntone LLC, a Delaware limited liability company, or the Manager, is the manager of Syntone, and is wholly-owned by Syntone Technologies Group Co. Ltd., a company organized in the People’s Republic of China, or Syntone Technologies. The principal business address for each of Syntone and the Manager is 1517 Champlain Crest Way, Cary, NC 27513. The principal business address for Syntone Technologies is Beihuan Road East, Renqiu City, Heibei Province, People’s Republic of China.

(3)
Based on Schedule 13G filed with the SEC on April 8, 2024 reporting beneficial ownership as of April 1, 2024. The reporting persons hold an aggregate of 2,220,000 shares of common stock issuable upon exercise of outstanding warrants; however, the provisions of such warrants restrict the exercise of such warrants to the extent that, after giving effect to such exercise, the holder of the warrants and its affiliates, together with any other person or entities with which such holder would constitute a group, would beneficially own in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise. As a result, an aggregate of 751,324 shares underlying such warrants were reported as being beneficially owned by the reporting persons in the Schedule 13G. Consists of (i) 816,960 shares of common stock held by Biomedical Value Fund, L.P., or BVF, and 414,731 shares of common stock underlying warrants held by BVF (of the total warrants to purchase 1,225,440 shares of common stock held by BVF), (ii) 562,400 shares of common stock held by Biomedical Offshore Value Fund, Ltd., or BOVF, and 285,503 shares of common stock underlying warrants held by BOVF (of the total warrants to purchase 843,600 shares of common stock held by BOVF) and (iii) 100,640 shares of common stock held by Cheyne Global Equity Fund (an Open-Ended Fund of Cheyne Select Master Fund ICAV), or CGEF and together with BVF and BMOVF, the GPP Entities, and 51,090 shares of common stock underlying warrants held by CGEF (of the total warrants to purchase 150,960 shares of common stock held by CGEF). Great Point Partners LLC, or GPP LLC, is the investment manager of BVF and BOVF and the sub-advisor to CGEF, and by virtue of such status may be deemed to be the beneficial owner of the securities held by the GPP Entities. Each of Dr. Jeffrey R. Jay, M.D., as Senior Managing Member of GPP LLC, and Mr. Ortav Yehudai, as Managing Director of GPP LLC, has voting and investment power with respect to securities held by the GPP Entities, and therefore may be deemed to be the beneficial owner of the securities held by the GPP Entities. Notwithstanding the above, GPP LLC, Dr. Jay and Mr. Yehudai disclaim beneficial ownership of the securities held by the GPP Entities except to the extent of their respective pecuniary interests. The principal business address for the GPP Entities is 165 Mason Street, 3rd Floor, Greenwich, CT 06830.

(4)
Based on Schedule 13G filed with the SEC on March 28, 2024 reporting beneficial ownership as of March 18, 2024. The reporting person holds an aggregate of 1,151,933 shares of common stock issuable upon exercise of outstanding warrants; however, the provisions of such warrants restrict the exercise of such warrants to the extent that, after giving effect to such exercise, the holder of the warrants and its affiliates, together with any other person or entities with which such holder would constitute a group, would beneficially own in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise. As a result, an aggregate of 596,439 shares underlying such warrants were reported as being beneficially owned by the reporting person in the Schedule 13G. All shares are held directly by Tang Capital Partners, LP. Kevin Tang is the sole manager of Tang Capital Management, LLC, which is the general partner of Tang Capital Partners, LP. Kevin Tang has a pecuniary interest in the shares beneficially held by Tang Capital Partners, LP. The principal business address of the reporting person is 4747 Executive Drive, Suite 210 San Diego, CA 92121.
(5)
This information was obtained from the stockholder in connection with our filing of the Registration Statement on Form S-3 (Registration No. 333- 278209) on March 25, 2024, and reflects beneficial ownership as of March 18, 2024. Includes 1,071,427 shares of common stock issuable upon exercise of outstanding warrants. These securities are held directly by Armistice Capital Master Fund Ltd. a Cayman Islands exempted company, or the Master Fund, and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC, or Armistice Capital, as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The shares of common stock issuable upon exercise of the warrants held by the Master Fund are subject to a beneficial ownership limitation of 4.99%, which is not reflected in the beneficial ownership table above. The principal business address of the reporting person is 510 Madison Avenue, 7th Floor, New York, NY 10022.

(6)
This information was obtained from the stockholder in connection with our filing of the Registration Statement on Form S-3 (Registration No. 333- 278209) on March 25, 2024, and reflects beneficial ownership as of March 18, 2024. Consists of (i) 509,412 shares of common stock held by Sphera Biotech Master Fund LP, or Sphera Biotech, and 728,571 shares of common stock underlying warrants held by Sphera Biotech and (ii) 91,638 shares of common stock held by Sphera Global Healthcare Master Fund, or Sphera Global and together with Sphera Biotech, the Sphera Funds, and 128,571 shares of common stock underlying warrants held by Sphera Global. Sphera Biotech GP LP, or Sphera General Partner, is the general partner of Sphera Biotech. Sphera Global Healthcare Management LP is the general partner of the Sphera General Partner, and acts as the Investment Manager for the Sphera Funds, and holds voting and investment power over the shares held by each of them. Accordingly, Sphera Global Healthcare Management LP may be deemed to have beneficial ownership of the shares held by the Sphera Funds. Sphera Global Healthcare Management LP disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. The shares of common stock issuable upon exercise of the warrants held by each of the Sphera Funds are subject to a beneficial ownership limitation of 9.99%. The principal business address of the reporting persons is 4 Yitzhak Sadeh, Entrance A, 29th Floor, Tel Aviv 6777520, Israel.

(7)
Based on Schedule 13G filed with the SEC on March 28, 2024 reporting beneficial ownership as of March 18, 2024. Includes 750,000 shares of common stock issuable upon exercise of outstanding warrants. All shares are held directly by Velan Capital Master Fund, LP, or Velan Capital. Velan Capital Holdings LLC, or Velan GP, as the general partner of Velan Capital, may be deemed to beneficially own the shares beneficially owned by Velan Capital. Velan Capital Investment Management LP, or Velan IM GP, as the investment manager of Velan Capital, may be deemed to beneficially own the shares held by Velan Capital. Velan Capital Management LLC, or Velan IM GP, as the general partner of Velan Capital, may be deemed to beneficially own the shares held by Velan Capital. Balaji Venkataraman, as a Managing Member of each of Velan GP and Velan IM GP, may be deemed to beneficially own the shares held by Velan Capital. Adam Morgan, as a Managing Member of each of Velan GP and Velan IM GP, may be deemed to beneficially own the shares held by Velan Capital. The shares of common stock issuable upon exercise of the warrants held by Velan Capital are subject to a beneficial ownership limitation of 19.99%. The principal business address of the reporting person is 100 North Main Street, Suite 301, Alpharetta, Georgia 30009.

(8)
Includes 179,015 shares of common stock issuable under outstanding options held directly by Mr. Trenary exercisable within 60 days of June 17, 2024.

(9)
Includes 33,835 shares of common stock issuable under outstanding options held directly by Mr. Evanson exercisable within 60 days of June 17, 2024.

(10)
Includes 63,992 shares of common stock issuable under outstanding options held by Mr. Thurman exercisable within 60 days of June 17, 2024.

(11)
Represents shares of common stock issuable under outstanding options held by Prof. Dr. Auffarth exercisable within 60 days of June 17, 2024.

(12)
Represents shares of common stock issuable under outstanding options held by Mr. Gangolli exercisable within 60 days of June 17, 2024.

(13)
Includes 58,688 shares of common stock issuable under outstanding options held directly by Mr. Haddadin exercisable within 60 days of June 17, 2024.

(14)
Includes 52,757 shares of common stock issuable under outstanding options held by Mr. Hilzinger exercisable within 60 days of June 17, 2024.

(15)
Represents shares of common stock issuable under outstanding options held by Mr. Huang exercisable within 60 days of June 17, 2024.

(16)
Includes 201,532 shares of common stock issuable under outstanding options held by Mr. Kenyon exercisable within 60 days of June 17, 2024.

(17)
Includes 59,134 shares of common stock issuable under outstanding options held directly by Mr. Sukhtian exercisable within 60 days of June 17, 2024.

(18)
Represents shares of common stock issuable under outstanding options held by Dr. Haller exercisable within 60 days of June 17, 2024.

EXECUTIVE COMPENSATION
For the year ended September 30, 2023, our named executive officers are:
•
C. Russell Trenary III, our President and Chief Executive Officer;

•
Jeff Evanson, our Chief Commercial Officer; and

•
Terry Dagnon, our former Chief Operations Officer.

We refer to these executive officers herein as our named executive officers.
Summary Compensation Table
The following table sets forth the information as to compensation awarded to, paid to or earned by our named executive officers. We did not pay any non-equity incentive plan compensation or have any non-qualified deferred compensation earnings and have omitted those columns from the table. All equity-related information presented in the footnotes below gives retroactive effect to Reverse Split.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
C. Russell Trenary III President and Chief Executive Officer	2023	600,000	—	1,147,963(3)	10,899	1,758,862
	2022	600,000	195,462	513,650	24,068	1,333,179
Jeff Evanson Chief Commercial Officer	2023	450,000	—	267,025(4)	1,170	718,195
	2022	353,077	—	966,730	89,154	1,408,961
Terry Dagnon(5) Former Chief Operations Officer	2023	450,000	—	267,025(4)	11,358	728,383
	2022	353,077	—	966,730	114,148	1,433,955

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted computed in accordance with ASC 718, for stock-based compensation transactions. These amounts do not reflect the actual economic value that would be realized by the named executive officer upon the exercise of the stock options. For a discussion of the assumptions used in determining the fair value of stock option awards in the above table and other additional information on the stock options granted, refer to Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 22, 2023.

(2)
Amounts in this column consist of the payment of term life insurance premiums, along with 401(k) matching contributions, where applicable. These benefits are provided to the named executive officers on the same terms as provided to all of our regular full time employees.

(3)
On November 18, 2022, Mr. Trenary received a performance-based option to purchase 50,000 shares of our common stock with a grant date fair value of $912,760, which was subsequently forfeited in accordance with its terms due to non-satisfaction of the applicable performance criteria. See “Agreements with our Named Executive Officers” below for additional information. On April 17, 2023, Mr. Trenary received an option to purchase 12,857 shares of our common stock with a grant date fair value of $235,203.

(4)
On November 18, 2022, Mr. Evanson and Mr. Dagnon each received a performance-based option to purchase 5,000 shares of our common stock with a grant date fair value of $91,276, which were subsequently forfeited in accordance with their terms due to non-satisfaction of the applicable performance criteria. See “Agreements with our Named Executive Officers” below for additional information. On April 17, 2023, Mr. Evanson and Mr. Dagnon each received options to purchase 9,657 shares of our common stock with a grant date fair value of $175,749.

(5)
On December 6, 2023, Mr. Dagnon ceased to serve as our Chief Operations Officer and an executive officer. Mr. Dagnon was appointed as Senior Advisor and served in such role until April 11, 2024.

Narrative to Summary Compensation Table
Retirement Benefits
Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax, after-tax, or Roth basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended, or the Code. We may make matching contributions for the plan year ending December 31, based on employee deferrals for the plan year, in an amount equal to up to 3% of compensation deferred. For the 2023 plan year, we made company matching contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Agreements with our Named Executive Officers
Below are written descriptions of our compensation arrangements with our named executive officers. All equity-related information presented in this narrative gives retroactive effect to Reverse Split.
Mr. Trenary.   In July 2021, in connection with Mr. Trenary’s appointment as President and Chief Executive Officer of the Company, we entered into an employment agreement with Mr. Trenary providing for, among other things, an initial base salary of $600,000 and a discretionary annual cash bonus with a target amount equal to 70% of Mr. Trenary’s base salary. Mr. Trenary received an initial option to purchase 200,000 shares of common stock, one quarter of which vested on the first anniversary of the date of grant and the remainder of which is vesting in monthly installments over the next three years, subject to Mr. Trenary’s continued service through each vesting date. On December 21, 2021, Mr. Trenary received an option to purchase 75,000 shares of common stock, vesting based upon the Company’s achievement of certain performance milestones. 50,000 of the shares underlying this performance option were forfeited in accordance with their terms due to non-satisfaction of the applicable performance criteria. The remaining 25,000 shares underlying this performance option vested for Mr. Trenary on March 31, 2022 in accordance with their terms based on the Company’s submission of the ONS-5010 BLA on or prior to the last day of the first calendar quarter of 2022. On November 18, 2022, Mr. Trenary received an option to purchase 50,000 shares of our common stock, which was set to vest based upon the Company’s achievement of certain performance milestones and was forfeited in accordance with its terms due to non-satisfaction of the applicable performance criteria. On April 17, 2023, Mr. Trenary received an option to purchase 12,857 shares of our common stock, one quarter of which will vest on the first anniversary of the date of grant and the remainder of which will vest in equal monthly installments over the next three years, subject to Mr. Trenary’s continued service through each vesting date. Mr. Trenary is entitled to certain severance and change in control benefits pursuant to his employment agreement, the terms of which are described below under “— Potential Payments upon Termination or Change of Control.”
Mr. Evanson and Mr. Dagnon.   On December 21, 2021, we entered into employment agreements with each of Mr. Evanson and Mr. Dagnon. Pursuant to their employment agreements, each of Mr. Evanson and Mr. Dagnon receives a base salary of $450,000 and a discretionary annual cash bonus with a target amount equal to 50% of his respective base salary In connection with their entry into the employment agreements, each of Mr. Evanson and Mr. Dagnon received an option to purchase 40,000 shares of common stock, one quarter of which vested on the first anniversary of the date of grant and the remainder of which is vesting in monthly installments over the succeeding three years, subject to their continued service through each vesting date. In addition, each of Mr. Evanson and Mr. Dagnon received a performance-vesting option to purchase 10,000 shares of common stock, 5,000 of which were forfeited by each of Mr. Evanson and Mr. Dagnon in accordance with their terms due to non-satisfaction of the applicable performance criteria. The remaining 5,000 shares underlying these performance options vested for each of Mr. Evanson and Mr. Dagnon on March 31, 2022 in accordance with their terms based on the Company’s submission of the ONS-5010 BLA on or prior to the last day of the first calendar quarter of 2022. On November 18, 2022, Mr. Evanson and Mr. Dagnon each received options to purchase 5,000 shares of our common stock, which were set to vest based upon the Company’s achievement of certain performance milestones and were forfeited in accordance with their terms due to non-satisfaction of the applicable performance criteria. On April 17, 2023, each of Mr. Evanson and Mr. Dagnon received options to purchase 9,607 shares of our common stock, one quarter of which will vest on the first anniversary of the date of grant and the remainder of which is vesting in equal monthly installments over the next three years, subject to the recipient’s continued service through each vesting date. Under their employment agreements, Mr. Evanson and Mr. Dagnon are entitled to certain severance and change in control benefits, the terms of which are described below under “— Potential Payments upon Termination or Change of Control.” On December 6, 2023, Mr. Dagnon ceased to serve as our Chief Operations Officer and an executive officer. Mr. Dagnon was appointed as Senior Advisor and served in such role until April 11, 2024, during which time he received the same compensation as provided for under his employment agreement.
Potential Payments Upon Termination or Change of Control
Regardless of the manner in which one of our named executive officer’s service terminates, each is generally entitled to receive amounts earned during his term of service, including salary and unused vacation pay. The terms of each named executive officer’s potential payments upon termination or change of control are summarized below.
Mr. Trenary.   Pursuant to Mr. Trenary’s current executive employment agreement, if he is terminated without cause or if he resigns for good reason, subject to his execution of a separation agreement with an effective release of claims in favor of us and continued compliance with certain restrictive covenants set forth in such employment agreement and the Company’s proprietary information, inventions, non-competition and non-solicitation agreement, or PIIA, he is entitled to continued payment of his base salary for 12 months following the termination, 100% of his target bonus for the calendar year of termination paid in a lump sum, employee benefit coverage for up to 12 months, full vesting of 50% of his then unvested equity awards, and reimbursement of expenses owed to him through the date of his termination.
If Mr. Trenary’s employment is terminated by us or any successor entity (provided such successor entity either assumes Mr. Trenary’s equity awards or substitutes similar equity awards) without cause or if he resigns for good reason within two months prior to or within 12 months following a change in control (as defined in the Company’s 2015 Equity Incentive Plan, as amended, or the 2015 Plan), subject to his execution of a separation agreement with an effective release of claims in favor of us and continued compliance with certain restrictive covenants set forth in such employment agreement and the PIIA, he is entitled to continued payment of his base salary for 18 months, 150% of his annual target bonus for the calendar year of termination paid in a lump sum, employee benefit coverage for up to 18 months, and reimbursement of expenses owed to him through the date of his termination. Additionally, 100% of his then unvested equity awards shall become fully vested.
For purposes of Mr. Trenary’s employment agreement:
•
“Cause” for termination means that the Company has determined in its sole discretion that Mr. Trenary has engaged in any of the following: (i) a material breach of any covenant or condition under his employment agreement or any other agreement between Mr. Trenary and the Company; (ii) any act constituting dishonesty, fraud, immoral or disreputable conduct; (iii) any conduct which constitutes a felony under applicable law; (iv) material violation of any Company policy or any act of misconduct; (v) refusal to follow or implement a clear and reasonable directive of the Company; (vi) negligence or incompetence in the performance of his duties or failure to perform such duties in a manner satisfactory to the Company after the expiration of 10 days without cure after written notice of such failure; or (vii) breach of fiduciary duty.

•
“Good reason” means the occurrence of any of the following events without Mr. Trenary’s consent: (i) a material reduction in his base salary of at least 25%; (ii) a material breach of the employment agreement by us; (iii) a material reduction in Mr. Trenary’s duties, authority and responsibilities relative to his duties, authority, and responsibilities in effect immediately prior to such reduction; or (iv) the relocation of Mr. Trenary’s principal place of employment, without his consent, in a manner that lengthens his one-way commute distance by 50 or more miles from his then-current principal place of employment immediately prior to such relocation; provided, however, that none of the events described in this sentence will constitute good reason unless and until (x) Mr. Trenary first notifies us in writing describing in reasonable detail the condition(s) that constitutes good reason within 30 days of its occurrence, (y) we fail to cure the condition(s) within 30 days after our receipt of written notice, and (z) Mr. Trenary voluntarily terminates his employment within 30 days after the end of 30-day cure period.
Mr. Evanson.   Pursuant to Mr. Evanson’s current executive employment agreement, if he is terminated without cause or if Mr. Evanson terminates his employment for good reason, he would be entitled to receive an amount equal to 12 months of his base salary plus a bonus equal to 150% of his full target amount, employee benefit coverage for up to 12 months, as well as the acceleration of 50% of his unvested equity awards subject to time-based vesting requirements.
For purposes of Mr. Evanson’s employment agreement:
•
“Cause” is generally as defined above with respect to Mr. Trenary’s employment agreement.

•
“Good reason” generally means the occurrence of any of the following events without Mr. Evanson’s consent: (i) a material reduction in Mr. Evanson’s base salary of at least 25%; (ii) a material breach of the employment agreement by the Company; (iii) a material reduction in Mr. Evanson’s duties, authority and responsibilities relative to Mr. Evanson’s duties, authority, and responsibilities in effect immediately prior to such reduction; or (iv) the relocation of Mr. Evanson’s principal place of employment, without his consent, in a manner that lengthens his one-way commute distance by 50 or more miles from his then-current principal place of employment immediately prior to such relocation, not to include Mr. Evanson’s initial relocation to a new headquarters to be established at the direction of the board of directors; provided, however, that none of the events described in this sentence will constitute good reason unless and until (x) Mr. Evanson first notifies us in writing describing in reasonable detail the condition(s) that constitutes good reason within 30 days of its occurrence, (y) we fail to cure the condition(s) within 30 days after our receipt of written notice, and (z) Mr. Evanson voluntarily terminates his employment within 30 days after the end of 30-day cure period.

Mr. Dagnon.   Pursuant to Mr. Dagnon’s executive employment agreement, if he were terminated without cause or if Mr. Dagnon terminated his employment for good reason, he would be entitled to receive an amount equal to 12 months of his base salary plus a bonus equal to his full target amount, employee benefit coverage for up to 12 months, as well as the acceleration of 50% of his unvested equity awards subject to time-based vesting requirements.
For purposes of Mr. Dagnon’s employment agreement:
•
“Cause” is generally as defined above with respect to Mr. Trenary’s employment agreement.

•
“Good reason” is generally as defined above with respect to Mr. Evanson’s employment agreement.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of September 30, 2023. All equity-related information presented in the table below gives retroactive effect to Reverse Split.
	Option Awards
	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
C. Russell Trenary III	07/06/2021	108,332	91,668(2)	—	48.40	07/06/2031
	12/21/2021	25,000	—	—	28.80	12/21/2031
	04/17/2023	—	12,857(3)	—	21.60	04/17/2033

	Option Awards
	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Jeff Evanson	12/21/2021	5,000	—	—	28.80	12/21/2031
	12/21/2021	17,500	22,500(4)	—	28.80	12/21/2031
	04/17/2023	—	9,607(3)	—	21.60	07/17/2033
Terry Dagnon	12/21/2021	5,000	—	—	28.80	12/21/2031
	12/21/2021	17,500	22,500(4)	—	28.80	12/21/2031
	04/17/2023	—	9,607(3)	—	21.60	07/17/2033

(1)
The outstanding equity awards as of September 30, 2023 are stock options that were granted under and subject to the terms of the 2015 Plan. Except as otherwise indicated, each stock option is subject to vesting, subject to the executive’s continuous service with us through the vesting dates (or satisfaction of the vesting conditions) and the potential vesting acceleration of the time-based vesting conditions upon a change in control and certain terminations of employment.

(2)
Twenty-five percent of the shares subject to the option vested on July 6, 2022, with the remaining shares vesting in equal monthly installments over the following three years thereafter, subject to Mr. Trenary’s continuous service with the Company on each such date. The option is also subject to acceleration under certain circumstances.

(3)
Twenty-five percent of the shares subject to the option will vest on April 17, 2024, with the remaining shares vesting in equal monthly installments over the following three years thereafter, subject to continuous service with the Company on each such date. The option is also subject to acceleration under certain circumstances.

(4)
Twenty-five percent of the shares subject to the option vested on December 21, 2022, with the remaining shares vesting in equal monthly installments over the following three years thereafter, subject to continuous service with the Company on each such date. The option is also subject to acceleration under certain circumstances.

March 2024 Option Awards
On March 20, 2024, the Board awarded options to purchase common stock pursuant to the 2015 Plan to each of: Mr. Trenary (910,000 options), Mr. Evanson (50,000 options) and Mr. Dagnon (5,000 options). Half of each individual’s award comprised time-based options, which vest as follows: 25% of the shares subject to the option vest on March 20, 2025, with the remaining shares vesting in equal monthly installments over the following three years thereafter, subject to the individual’s continued employment with the Company at each vesting date. The remaining half of each individual’s award comprised performance-based options, which will vest 25% upon the Company’s achievement of a specified milestone and the remainder in equal monthly installments over the three years following achievement of the milestone, subject to the individual’s continued employment with the Company at each applicable vesting date.
Clawback Policy
The SEC adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Act, and Nasdaq has adopted listing standards consistent with the SEC rules. In compliance with those standards, we have adopted an incentive compensation recoupment policy, or “clawback” policy, which applies to our executive officers, within the meaning of Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder, who were employed by the Company or a subsidiary of the Company during the applicable recovery period. Under the policy, in the event that the financial results upon which a cash or equity-based incentive award was predicated become the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the Compensation Committee will conduct a review of awards covered by the policy and recoup any erroneously awarded incentive-based compensation to ensure that the ultimate payout gives retroactive effect to the financial results as restated. The policy covers any cash or equity-based incentive compensation award that was paid, earned or granted to a covered officer during the last completed three fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement.
Hedging Transactions
Our Insider Trading Policy prohibits officers, directors, employees or our consultants from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our securities at any time.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation earned for service on the Board during the year ended September 30, 2023. Mr. Trenary’s compensation as an executive officer is set forth under “— Summary Compensation Table.” Mr. Trenary and Mr. Kenyon did not receive any additional compensation for service as a director. None of our directors earned any compensation other than cash fees or stock option awards under the 2015 Plan during the fiscal year ended September 30, 2023. Accordingly, we have omitted all other columns from the table below. All equity-related information presented in the footnotes below gives retroactive effect to Reverse Split.
Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2)(3) ($)	Total ($)
Randy Thurman	$207,500	35,000	$242,500
Gerd Auffarth	44,000	35,000	79,000
Julian Gangolli	77,500	35,000	112,500
Kurt Hilzinger	60,000	35,000	95,000
Yezan Haddadin	75,000	35,000	110,000
Andong Huang	40,000	35,000	75,000
Faisal G. Sukhtian	78,000	35,000	113,000
Julia A. Haller	44,000	35,000	79,000

(1)
All non-employee directors, except Randy Thurman, elected to receive annual cash fees pursuant to our non-employee director compensation policy, as in effect during fiscal 2023, in the form of stock options. See discussion below under “— Non-Employee Director Compensation Policy” for cash retainers, as well as discussion of stock options in lieu of fees below under “— Non-Employee Director Compensation Policy — Option Awards in Lieu of Cash Fees.”

(2)
Reflects the aggregate grant date fair value of the stock option awards granted computed in accordance with ASC 718, for stock-based compensation transactions. These amounts do not reflect the actual economic value that would be realized by the director upon exercise of the stock options. For a discussion of the assumptions used in determining the fair value of awards of stock options in the above table and other additional information on stock options granted, refer to Note 11 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 22, 2023. Amounts exclude stock options granted in lieu of cash fees in addition to annual grants. See discussion of stock options in lieu of cash fees below under “— Non-Employee Director Compensation Policy — Option Awards in Lieu of Cash Fees.”

(3)
As of September 30, 2023, the following non-employee directors held options to purchase the following number of shares of our common stock: Randy Thurman (63,992), Gerd Auffarth (20,334), Julian Gangollli (26,918), Kurt Hilzinger (42,008), Yezan Haddadin (45,252), Andong Huang (19,213), Faisal Sukhtian (45,160), Julia Haller (5,414).

Non-Employee Director Compensation Policy
We have adopted a non-employee director compensation policy, pursuant to which our non-employee directors are eligible to receive compensation for service on the Board and committees of the Board.
For the year ended September 30, 2023, each non-employee director received the compensation described below. All equity-related information presented in the narrative below gives retroactive effect to Reverse Split.
Equity Compensation
Initial Grant
Each new non-employee director who joins the Board is granted a non-statutory stock option to purchase 1,250 shares of common stock under the 2015 Plan, which options vest annually over the three years from the grant date, subject to continued service as a director through the applicable vesting date.

Annual Grant
On the date of each annual meeting of our stockholders, each non-employee director also receives an annual non-statutory stock option grant under the 2015 Plan with respect to a number of shares of our common stock having an aggregate “fair value” of $35,000 as of the annual meeting date, determined using a Black-Scholes or binominal valuation model regularly used by us on the grant date. These options vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of our stockholders, subject to continued service as a director through the applicable vesting date.
Cash Compensation
Each non-employee director receives an annual cash retainer of $40,000 for serving on the Board. The chairperson of the Board also receives an additional annual cash retainer of $30,000. In the event that the chairperson is an employee and the Board appoints a Lead Independent Director, that person will receive the additional annual cash retainer otherwise payable to the chairperson.
In addition, as Executive Chairman, Mr. Thurman is entitled to an additional annual retainer of $120,000 payable in equal monthly installments.
The chairperson and members of the four standing committees of the Board are generally entitled to the following annual cash retainers:
Board Committee	Chairperson Fee	Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	8,000	4,000
Executive Committee	—	30,000
All annual cash compensation amounts are payable in equal quarterly installments in arrears, on the last day of each fiscal quarter for which the service occurred, pro-rated based on the days served in the applicable fiscal quarter. As discussed below under “— Option Awards in Lieu of Cash Fees,” with respect to the 2023 fiscal year, Messrs. Hilzinger, Haddadin, Sukhtian, Gangolli and Huang, Prof. Dr. Auffarth and Dr. Haller elected to receive a one-time equity grant in lieu of cash fees.
Option Awards in Lieu of Cash Fees
Under the non-employee director compensation policy, for the 2023 fiscal year, each non-employee director had the option to elect to receive all annual cash compensation in the form of stock options granted pursuant to the 2015 Plan. Effective October 1, 2023, for the 2024 fiscal year, each non-employee director may elect to receive either 50% or all of the annual cash compensation in the form of stock options granted pursuant to the 2015 Plan. This election must be made prior to the beginning for the applicable fiscal year, and each non-employee director must submit a new election for each fiscal year. If a non-employee director elects to receive compensation in the form of stock options, such stock options are automatically be granted on the third business day in October of such fiscal year and vest as follows: (i) 25% will vest on the last day of the first fiscal quarter during such fiscal year, and (ii) 25% will vest on the last day of each subsequent fiscal quarter during such fiscal year, provided the non-employee director is in service as a director on the first day of the fiscal quarter of the applicable scheduled vesting date. Non-employee directors who join the Board mid-fiscal year must make their elections within 30 days following commencement of service, and options are automatically granted on the first day of the fiscal quarter following such election.

In accordance with such election in the fiscal year 2023, our non-employee directors were granted the following option awards. All equity-related information presented in the table below gives retroactive effect to Reverse Split.
	Option awards
Name	Grant date	Number of options granted	Grant date fair value ($)	Option exercise price ($)	Option expiration date
Kurt Hilzinger	10/5/2022	2,879	20.80	25.00	10/5/2032
Yezan Haddadin	10/5/2022	3,599	20.80	25.00	10/5/2032
Faisal Sukhtian	10/5/2022	3,743	20.80	25.00	10/5/2032
Julian Gangolli	10/5/2022	3,719	20.80	25.00	10/5/2032
Gerd Auffarth	10/5/2022	2,111	20.80	25.00	10/5/2032
Andong Huang	10/5/2022	1,919	20.80	25.00	10/5/2032
Julia A. Haller	10/5/2022	2,111	20.80	25.00	10/5/2032

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For information on our executive compensation program and the Compensation Committee’s approach, refer to the above Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(6)	Net Income (Loss)(7)
2023	$1,758,862	$(952,353)	$723,289	$6,711	$10	$(58,982,668)
2022	$1,333,179	$(3,834,604)	$1,421,458	$1,422,428	$56	$(66,052,264)

(1)
For each of the two years presented in the above table, C. Russell Trenary III was our Principal Executive Officer, or PEO, and our non-PEO named executive officers, or the Non-PEO NEOs, were Jeff Evanson and Terry Dagnon.

(2)
The dollar amounts reported in this column are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(3)
The dollar amounts reported this column represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2023	$1,758,862	$(1,147,963)	$(1,563,252)	$(952,353)
2022	$1,333,179	$(513,650)	$(1,135,033)	$(3,834,604)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Fair Value of Current Year Equity Awards at Year End	Fair Value of Prior Years’ Equity Awards Unvested at Year End	Fair Value as of Vesting Date of Current Year Equity Awards	Change in Fair Value of Prior Years’ Equity Awards that Vested in the Year	Fair Value at the End of the Prior Year of Prior Year Equity Awards that Failed to Meet Vesting Conditions in the Year	Dollar Value of Dividends or other Earnings Paid during the Year on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$—	$43,611	$(1,482,449)	$(124,414)	$—	$—	$(1,563,252)
2022	$841,300	$—	$(2,558,219)	$(1,177,664)	$1,759,550	$—	$(1,135,033)

(4)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(5)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$723,289	$(267,025)	$(449,553)	$6,711
2022	$1,421,458	$(966,730)	$967,700	$1,422,428

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Fair Value of Current Year Equity Awards at Year End	Average Change in Fair Value of Prior Years’ Equity Awards/ Unvested at Year End	Average Fair Value as of Vesting Date of Current Year Equity Awards	Average Change in Fair Value of Prior Years’ Equity Awards that Vested in the Year	Average Fair Value at the End of the Prior Year of Prior Year Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Dollar Value of Dividends or other Earnings Paid during the Year on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2023	$—	$32,587	$(379,707)	$(102,433)	$—	$—	$(449,553)
2022	$168,260	$799,440	$—	$—	$—	$—	$967,700

(6)
The Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid and Cumulative TSR
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.
Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income (loss) over the two most recently completed fiscal years.

Compensation Actually Paid vs. Net Income
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
-$4,000,000
-$5,000,000
Compensation Actually Paid
-$54,000,000
-$56,000,000
-$58,000,000
-$60,000,000
-$62,000,000
-$64,000,000
-$66,000,000
-$68,000,000
Net Income
2022
2023
-$66,052,264
-$58,982,668
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders will be “householding” our Proxy Materials. A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker or us. Direct your written request to Outlook Therapeutics, Inc., Corporate Secretary, 111 S. Wood Avenue, Unit #100, Iselin, New Jersey 08830. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board
/s/ Lawrence A. Kenyon

Lawrence A. Kenyon
Corporate Secretary

APPENDIX A
OUTLOOK THERAPEUTICS, INC. 2024 EQUITY INCENTIVE PLAN
1.   General.
(a)   Eligible Award Recipients.   Subject to Section 4, Employees, Directors and Consultants are eligible to receive Awards.
(b)   Available Awards.   The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; and (vii) Other Stock Awards.
(c)   Plan Purpose.    The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
2.   Administration.
(a)   Administration by Board.   The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)   Powers of Board.   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine from time to time: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to an Award.
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)   To settle all controversies regarding the Plan and Awards granted under it.
(iv)   To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued in settlement thereof).
(v)   To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vi)   To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vii)   To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.
(viii)   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, no amendment of an outstanding Award will materially impair a Participant’s rights under such Award without his or her written consent.
Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.
(ix)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)   Delegation to Committee.
(i)   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)   Rule 16b-3 Compliance.   The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.
(iii)   Delegation to Other Person or Body.   The Board or any Committee may delegate to one (1) or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (1) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (2) determine the number of shares of Common Stock subject to such Awards; and (3) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary in this Section 2(c), neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(ii) below.
(d)   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)   Cancellation and Re-Grant of Awards.   Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.
(f)   Minimum Vesting Requirements.   No Award granted on or after August 12, 2024 may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Award (excluding, for this purpose, (i) any Award granted as an Acquisition Award (as defined in Section 3(a)(ii)), and (ii) any Award granted to a Non-Employee Director that vests (or, if applicable, becomes exercisable) on the earlier of the first anniversary of the date of grant or the Company’s next annual meeting of stockholders); provided, however, that shares of Common Stock up to 5% of the Share Reserve (as defined in Section 3(a)(i)) may be issued pursuant to Awards granted on or after August 12, 2024 that do not meet such vesting (and, if applicable, exercisability) requirements.
(g)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares subject to Options or Stock Appreciation Rights, (ii) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iv) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
3.   Shares Subject to the Plan.
(a)   Share Reserve.
(i)   Subject to Section 3(a)(iii) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 4,800,000 shares and (B) the number of Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.
(ii)   For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule (any such Award, an “Acquisition Award”), and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)   Operation of Share Reserve.
(i)   No Reduction to Share Reserve.   The Share Reserve will not be reduced by any of the following shares of Common Stock and such shares will remain available for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; and (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash.
(ii)   Shares Available for Subsequent Issuance.   Any shares of Common Stock issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares (the “Returning Shares”) will revert to the Share Reserve and become available again for issuance under the Plan.
(iii)   Shares Not Available for Subsequent Issuance.   The following shares of Common Stock will not revert to the Share Reserve or become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an Award; and (D) in the event that a Stock Appreciation Right granted under the Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
(c)   Incentive Stock Option Limit.   Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 14,400,000 shares.
(d)   Non-Employee Director Compensation Limit.   The aggregate value of all compensation paid or granted, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to any fiscal year of the Company, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed $1,000,000 in total value, or in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,500,000 in total value, in each case calculating the value of any equity-based awards based on the grant date fair value of such awards for financial reporting purposes.
(e)   Source of Shares.   The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.   Eligibility.
(a)   Eligibility for Specific Awards.   Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.
(b)   Ten Percent Stockholders.   A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price (per share) of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant of such Option and the Option is not exercisable after the expiration of five years from the date of grant.
5.   Provisions Relating to Options and Stock Appreciation Rights.
Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)   Term.   Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.
(b)   Exercise or Strike Price.   Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price (per share) of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (per share) less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted if such Award is granted pursuant to an assumption of, or substitution for, another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)   Payment of Exercise Price for Options.   The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by one or more of the methods of payment set forth below that are specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to utilize certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.
(i)   By cash (including electronic funds transfers), check, bank draft or money order payable to the Company;
(ii)   Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)   By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)   If an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)   In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Option Agreement.
(d)   Exercise and Payment of a SAR.   To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the applicable SAR Agreement.
(e)   Transferability of Options and SARs.   The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.
(i)   Restrictions on Transfer.   An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)   Domestic Relations Orders.   Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)   Beneficiary Designation.   Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)   Vesting.   The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Section 2(f) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)   Termination of Continuous Service.   Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(h)   Extension of Termination Date.   Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)   Disability of Participant.   Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(j)   Death of Participant.   Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time period, the Option or SAR (as applicable) will terminate.
(k)   Termination for Cause.   Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)   Non-Exempt Employees.   If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Transaction, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
6.   Provisions of Awards Other than Options and SARs.
(a)   Restricted Stock Awards.   Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)   Consideration.   A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)   Vesting.   Subject to Section 2(f), shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.
(iii)   Termination of Continuous Service.   If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.
(iv)   Transferability.   Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.
(b)   Restricted Stock Unit Awards.   Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)   Consideration.   At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)   Vesting.   Subject to Section 2(f), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)   Payment.   A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)   Additional Restrictions.   At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.
(v)   Termination of Continuous Service.   Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.
(c)   Performance Stock Awards.
(i)   General.   A Performance Stock Award is an Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. Subject to Section 2(f), the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)   Board Discretion.   With respect to any Performance Stock Award, the Board retains the discretion to (A) reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals on the basis of any considerations as the Board, in its sole discretion, may determine and (B) define the manner of calculating the Performance Criteria it selects to use for a Performance Period.
(d)   Other Stock Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Sections 2(f) and 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards, and all other terms and conditions of such Other Stock Awards.
7.   Covenants of the Company.
(a)   Availability of Shares.   The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)   Securities Law Compliance.   The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)   No Obligation to Notify or Minimize Taxes.   The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.   Miscellaneous.
(a)   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.
(b)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)   Stockholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, or (iii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee and has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)   Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)   Withholding Obligations.   Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)   Electronic Delivery.   Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)   Deferrals.   To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)   Section 409A.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance with Section 409A of the Code, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount under such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.
(l)   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with the following, as applicable: (i) the Outlook Therapeutics, Inc. Incentive Compensation Recoupment Policy; (ii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law; and (iii) any other clawback policy that the Company adopts and maintains from time to time. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the

Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No clawback, recovery or recoupment of compensation pursuant to any such policy or Award Agreement will be deemed an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
9.   Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board will make such adjustments and its determination will be final, binding and conclusive.
(b)   Dissolution or Liquidation.   Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company (except for a liquidation into a parent corporation), all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service.
(c)   Transactions.   The provisions of this Section 9(c) will apply to each outstanding Award in the event of a Transaction unless otherwise provided in the instrument evidencing the Award, in any other written agreement between a Participant and the Company or an Affiliate, or in any director compensation policy of the Company.
(i)   Awards May Be Assumed.   In the event of a Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding Awards or may substitute similar stock awards for any or all outstanding Awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to any outstanding Awards may be assigned by the Company to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company). For clarity, in the event of a Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may choose to assume or continue only a portion of an outstanding Award, to substitute a similar stock award for only a portion of an outstanding Award, or to assume or continue, or substitute similar stock awards for, the outstanding Awards held by some, but not all, Participants. The terms of any such assumption, continuation or substitution will be set by the Board.
(ii)   Awards Held by Current Participants.   In the event of a Transaction in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Awards, or substitute similar stock awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Transaction (referred to as the “Current Participants”), the vesting (and exercisability, if applicable) of such Awards will be accelerated in full (and with respect to any such Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Transaction) to a date prior to the effective time of the Transaction (contingent upon the closing or completion of the Transaction) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Transaction), and such Awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction in accordance with the exercise procedures determined by the Board, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the closing or completion of the Transaction).
(iii)   Awards Held by Participants other than Current Participants.   In the event of a Transaction in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Awards, or substitute similar stock awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction in accordance with the exercise procedures determined by the Board; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Transaction.
(iv)   Payment for Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event any outstanding Award held by a Participant will terminate if not exercised prior to the effective time of a Transaction, the Board may provide that the Participant may not exercise such Award but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of such Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by the Participant in connection with such exercise. For clarity, such payment may be zero if the value of such property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
(d)   Change in Control.   Unless otherwise provided in the instrument evidencing the Award, in any other written agreement between a Participant and the Company or an Affiliate, or in any director compensation policy of the Company, an Award will not be subject to additional acceleration of vesting and exercisability upon or after a Change in Control.
(e)   Parachute Payments.   Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if any payment or benefit the Participant would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount. The “Reduced Amount” will be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, the reduction will be accomplished in accordance with Section 409A of the Code and the following: first by reducing, on a pro rata basis, cash Payments that are exempt from Section 409A of the Code; second by reducing, on a pro rata basis, other cash Payments; and third by forfeiting any equity-based awards that vest and become payable, starting with the most recent equity-based awards that vest, to the extent necessary to accomplish such reduction. The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control will perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company will appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company will bear all expenses with respect to the determinations by such accounting firm required to be made hereunder. The accounting firm engaged to make the determinations hereunder will provide its calculations, together with detailed supporting documentation, to the Participant and the Company within 15 calendar days after the date on which the Participant’s right to a Payment is triggered (if requested at that time by the Participant or the Company) or such other time as reasonably requested by the Participant or the Company. Any good faith determinations of the accounting firm made hereunder will be final, binding and conclusive upon the Participant and the Company.

10.   Termination or Suspension of the Plan.
(a)   Termination or Suspension.   The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the date the Plan, as amended and restated hereby, was first approved by the Board or Committee, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)   No Impairment of Rights.   Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.
11.   Effective Date of Plan.
This Plan was originally effective as of December 4, 2015 and was amended as of September 21, 2018, September 12, 2019, and September 17, 2020. The Plan, as amended and restated hereby, will be effective as of August 12, 2024, which is the date of the Special Meeting of Stockholders of the Company held in August 2024, provided that this Plan is approved by the Company’s stockholders at such meeting (the “Effective Date”).
12.   Choice of Law.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.   Definitions.   As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)   “Award” means an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.
(c)   “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)   “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s violation of a Company policy; or (vi) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(g)   “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)   individuals who, on the Effective Date, are members of the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the Incumbent Directors then still in office, such new member will, for purposes of this Plan, be considered as an Incumbent Director; provided, however, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of

Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(h)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i)   “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(j)   “Common Stock” means the common stock of the Company.
(k)   “Company” means Outlook Therapeutics, Inc., a Delaware corporation.
(l)   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(m)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant, or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)   a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)   the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)   the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Corporate Transaction” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(o)   “Director” means a member of the Board.
(p)   “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(q)   “Effective Date” has the meaning set forth in Section 11 of the Plan.
(r)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(s)   “Entity” means a corporation, partnership, limited liability company or other entity.
(t)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(v)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)   Unless otherwise provided by the Board, if the Common Stock is listed on any established stock exchange or traded on any established market, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)   Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w)   “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(x)   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(y)   “Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(z)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(aa)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(bb)   “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(cc)   “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(dd)   “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ee)   “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ff)   “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(gg)   “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following, as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (lvi) timely completion of clinical trials; (lvii) milestones related to samples received and/or tests or panels run; (lviii) expansion of sales in additional geographies or markets; (lix) research progress, including the development of programs; (lx) patient samples processed and billed; (lxi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lxii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (lxiii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement.
(hh)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects of any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments determined by the Board.
(ii)   “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(jj)   “Performance Stock Award” means an Award granted under the terms and conditions of Section 6(c).
(kk)   “Plan” means this Outlook Therapeutics, Inc. 2024 Equity Incentive Plan.
(ll)   “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(mm)   “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(nn)   “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(oo)   “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(pp)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(qq)   “Rule 405” means Rule 405 promulgated under the Securities Act.
(rr)   “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(ss)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(tt)   “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(uu)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(vv)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ww)   “Transaction” means a Corporate Transaction or a Change in Control.

OUTLOOKSPECIALMEETINGTHERAPEUTICS,OFSTOCKHOLDERSOF INC.August 12, 2024PROXY VOTING INSTRUCTIONSINTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON - You may vote your shares in person by attending the Special Meeting.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held August 12, 2024The Proxy Statement is available at http://www.astproxyportal.com/ast/27823 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000000000000000 4081224THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.xPLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HEREProposal 1. To approve the Outlook Therapeutics, Inc. 2024 Equity Incentive FOR AGAINST ABSTAIN Plan. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of StockholderDate:Signature of StockholderDate:Note: Please signexactly as your name or names appear on this Proxy. Whensharesare held jointly, eachholder should sign. Whensigning as executor, administrator, attorney, trustee orguardian,please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

OUTLOOK THERAPEUTICS, INC.PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 12, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby constitutes and appoints C. Russell Trenary III and Lawrence A. Kenyon, and each of them as proxies, each with full power of substitution, and authorizes each of them to represent and to vote all of the shares of common stock that the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of Outlook Therapeutics, Inc. (the “Company”) in such manner as they, or either of them, may determine on any matters that may properly come before the Special Meeting or any postponements or adjournments thereof and to vote on the matter set forth on the reverse side as directed by the undersigned. The Special Meeting will be held on August 12, 2024, 9:00 a.m. Central Time at Cooley LLP, 110 North Wacker Drive, Suite 4200, Chicago, Illinois 60606. The undersigned hereby revokes any proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.(Continued and to be signed on the reverse side)1.114475